UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of report (Date of earliest event reported)          June 24, 1997
                                                          ----------------------

                         RELIANCE ACCEPTANCE GROUP, INC.
             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                   0-23854                     36-3235321
(State or Other Jurisdiction       Commission                (I.R.S. Employer
      of Incorporation)           File Number)              Identification No.)

         400 North Loop 1604 East, Suite 200, San Antonio, Texas       78232
         (Address of Principal Executive Offices)                    (Zip Code)

                                 (210) 496-5910
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5:  Other Events

     On June 24, 1997, Jack E. Plunkitt became one of the principal executive officers of Reliance Acceptance Group, Inc. ("RAG"). Jack E. Plunkitt became President and Chief Operating Officer of RAG and was elected to fill a vacancy on the Board of Directors of RAG pursuant to provisions of RAG's By-Laws.

     On June 25, 1997, RAG announced that its Board of Directors elected to suspend payment of its quarterly dividend. The Directors will review the appropriateness of resuming the dividend for future quarters on an ongoing basis.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date:  July 1, 1997              By:   /s/ James I. Kaplan
     ------------------             -------------------------
                                     Senior Vice President, General Counsel and
                                     Corporate Secretary

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